UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)      May 15, 2002
                                               --------------

                      Century Pacific Financial Corporation
          ------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

      Delaware                      0-16075                      86-0449546
----------------------          --------------              ------------------
(State or other                  (Commission                    (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)

          1422 N. 44th Street, #211, Phoenix AZ            85008
        ----------------------------------------        ----------
        (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code          602-267-7007

      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Filing of Report

ITEM 5. OTHER EVENTS

          Interim appointment of the following directors is made pending formal standing for election on the date of the next scheduled annual meeting.

     Syed M Huq
     Tommy Ly

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     1. Carlton V. Phillips, age 77, submits notice of retirement from Century Pacific Financial Corporation concerning all corporate offices and directorships of the holding company and its wholly owned subsidiaries effective May 15, 2002.

     2. Carlton V. Phillips, Jr., submits resignation from Century Pacific Financial Corporation and all wholly owned subsidiary companies effective May 10, 2002.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements: None

     Exhibit 1 - Retirement letter from Carlton V. Phillips, Sr.

     Exhibit 2: Resignation letter from Carlton V. Phillips, Jr.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Registrant:    Century Pacific Financial Corporation
                                           Date:   May 15, 2002
                                           /s/   David L. Hadley
                                           -------------------------------------
                                            David L. Hadley
                                            President